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                                                                    EXHIBIT 99.3


                        PRO FORMA FINANCIAL INFORMATION

    The consolidated balance sheet included in the registrant's Form 10-Q, filed on August 27, 1999, included the assets and liabilities of La Salsa. Therefore, that balance sheet provides the information that would be contained in a pro forma balance sheet giving effect to the acquisition.

                      SANTA BARBARA RESTAURANT GROUP, INC.
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                     TWENTY-EIGHT WEEKS ENDED JULY 15, 1999
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                             HISTORICAL          HISTORICAL
                                                SBRG              LA SALSA
                                            TWENTY- EIGHT        TWENTY-SIX
                                            WEEKS ENDED          WEEKS ENDED        PRO FORMA              TOTAL
                                               7/15/99           6/28/99 (C)        ADJUSTMENTS          PRO FORMA
                                            -------------       ------------        ------------        ------------
Total Revenues                              $     53,046        $     17,591        $         --        $     70,637
                                            ------------        ------------        ------------        ------------
Restaurant operating costs:
  Food and packaging                              17,057               4,619                  --              21,676
  Payroll and other employee benefits             17,445               4,067                  --              21,512
  Occupancy and other operating costs             11,249               3,998                  --              15,247
                                            ------------        ------------        ------------        ------------
       Total                                      45,751              12,684                  --              58,435
                                            ------------        ------------        ------------        ------------

Franchised restaurants                                --               2,238                  --               2,238
General and administrative                         5,864               2,930                 128 (a)           8,922
                                            ------------        ------------        ------------        ------------
       Total                                       5,864               5,168                 128              11,160
                                            ------------        ------------        ------------        ------------
Operating income (loss)                            1,431                (261)               (128)              1,042

Interest expense                                    (233)               (289)                 --                (522)
Other income, net                                    494                  --                  --                 494
                                            ------------        ------------        ------------        ------------

Income (loss) before income taxes                  1,692                (550)               (128)              1,014

Income tax expense (benefit)                         474                   8                 (76)(b)             406
                                            ------------        ------------        ------------        ------------
Net income (loss)                           $      1,218        $       (558)       $        (52)       $        608
                                            ============        ============        ============        ============

Basic earnings per share                    $        .08                                                $       0.03
Diluted earnings per share                  $        .08                                                $       0.03
Basic weighted average shares
  outstanding                                 15,732,645                                                  20,682,007
Diluted weighted average shares
  outstanding                                 15,889,096                                                  20,793,556



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

                      SANTA BARBARA RESTAURANT GROUP, INC.
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FISCAL YEAR ENDED DECEMBER 31, 1998
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                        HISTORICAL         HISTORICAL          HISTORICAL
                                           SBRG               JB'S               TBRL                 (D)           PRO FORMA
                                        YEAR ENDED          1/1/98 TO           1/1/98 TO          PRO FORMA       SBRG BEFORE
                                         12/31/98            8/31/98             8/31/98          ADJUSTMENTS       LA SALSA
                                      ------------        ------------        ------------        ------------    ------------
Total revenues                        $     35,562        $     40,316        $     21,588        $         --    $     97,466
                                      ------------        ------------        ------------        ------------    ------------

Restaurant operating costs:

  Food and packaging                        11,292              12,698               8,037                  --          32,027
  Payroll and other employee
     benefits                               11,480              15,108               6,516                  --          33,104
  Occupancy and other operating
     costs                                   7,225               9,218               4,966                 357          21,766
                                      ------------        ------------        ------------        ------------    ------------
          Total                             29,997              37,024              19,519                 357          86,897
                                      ------------        ------------        ------------        ------------    ------------

Franchised restaurants                          --                 387                  --                  --             387
General and administrative                   4,380               2,956               2,357                 (45)          9,648
                                      ------------        ------------        ------------        ------------    ------------
          Total                              4,380               3,343               2,357                 (45)         10,035
                                      ------------        ------------        ------------        ------------    ------------

Operating income (loss)                      1,185                 (51)               (288)               (312)            534

Interest expense                              (204)               (398)                (17)                 --            (619)
Other income, net                              444                 135                  35                  --             614
                                      ------------        ------------        ------------        ------------    ------------

Income (loss) before income taxes            1,425                (314)               (270)               (312)            529

Income tax expense (benefit)                    49                 (69)                 35                  45              60
                                      ------------        ------------        ------------        ------------    ------------

Net income (loss)                     $      1,376        $       (245)       $       (305)       $       (357)   $        469
                                      ============        ============        ============        ============    ============

Basic earnings per share              $        .16
Diluted earnings per share            $        .15
Basic weighted average shares
  outstanding                            8,529,129
Diluted weighted average shares
  outstanding                            9,287,068


                                             HISTORICAL
                                              LA SALSA
                                             YEAR ENDED          PRO FORMA             TOTAL
                                              12/31/98          ADJUSTMENTS          PRO FORMA
                                            ------------        ------------        ------------
Total revenues                              $     27,221        $         --        $    124,687
                                            ------------        ------------        ------------
Restaurant operating costs:
  Food and packaging                               6,784                  --              38,811
  Payroll and other employee
     benefits                                      5,647                  --              38,751
  Occupancy and other operating
     costs                                         5,732                  --              27,498
                                            ------------        ------------        ------------
          Total                                   18,163                  --             105,060
                                            ------------        ------------        ------------

Franchised restaurants                             4,341                  --               4,728
General and administrative                         4,022                 238(a)           13,908
                                            ------------        ------------        ------------
          Total                                    8,363                 238              18,636
                                            ------------        ------------        ------------

Operating income (loss)                              695                (238)                991

Interest expense                                    (266)                 --                (885)
Other income, net                                     --                  --                 614
                                            ------------        ------------        ------------

Income (loss) before income taxes                    429                (238)                720

Income tax expense (benefit)                          32                 196(b)              288
                                            ------------        ------------        ------------
Net income (loss)                           $        397        $       (434)       $        432
                                            ============        ============        ============

Basic earnings per share                                                            $       0.03
Diluted earnings per share                                                          $       0.03
Basic weighted average shares
  outstanding                                                                         13,029,129
Diluted weighted average shares
  outstanding                                                                         13,787,068




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Notes to Unaudited Pro Forma Combined Condensed Financial Information

    (a) Record the amortization of the excess consideration paid over the estimated fair value of net assets acquired of $128,000 for the twenty-eight weeks ended July 15, 1999 and $238,000 for the year ended December 31, 1998. The excess consideration is $9,517,000 calculated below and will be amortized over 40 years.

               SBRG common stock (3,000,000 shares x $2.575)        $  7,725,000
               Convertible subordinated promissory notes               3,863,000
               500,000 warrants to purchase SBRG common stock            407,000
                                                                    ------------
                  Total consideration                                 11,995,000
               Estimated fair value of net assets acquired            (2,478,000)
                                                                    ------------
                                                                    $  9,517,000
                                                                    ============

    (b)  Adjust income tax expense to the statutory tax rate of 40%.

    (c) The historical La Salsa Statement of Operations excludes the cumulative effect of change in accounting principle.

    (d) These pro forma adjustments related to the acquisitions of Timber Lodge Steakhouse and JB's Family Restaurants, which occurred on September 1, 1998. The nature of these adjustments was disclosed in the 8-K/A filed with the Commission on November 13, 1998.


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